Intangible assets	12 Months Ended
Dec. 31, 2023
Intangible assets
Intangible assets

C4     Intangible assets

C4.1  Goodwill

Business combination

Business acquisitions are accounted for by applying the purchase method of accounting, which adjusts the net assets of the acquired company to fair value at the date of purchase. The excess of the acquisition consideration over the fair value of the assets and liabilities of the acquired business is recorded as goodwill. The Group chooses the full goodwill method or the partial goodwill method to calculate goodwill on an acquisition-by-acquisition basis. Expenses related to acquiring new subsidiaries are charged to the income statement in the period in which they are incurred and not included in goodwill. Income and expenses of acquired businesses are included in the income statement from the date of acquisition.

Where the Group writes a put option, which if exercised triggers the purchase of non-controlling interests as part of its business acquisition, the put option is recognised as a financial liability at the acquisition date. Where risks and rewards remain with the non-controlling interests, a corresponding amount is deducted from equity. Any subsequent changes to the carrying amount of the put option liability are also recognised within equity.

Goodwill

Goodwill is capitalised and carried on the Group consolidated statement of financial position as an intangible asset at initial value less any accumulated impairment losses. Goodwill impairment testing is conducted annually and when there is an indication that the goodwill may be impaired.

Goodwill shown on the consolidated statement of financial position represents amounts allocated to businesses in Asia and Africa in respect of both acquired asset management and life businesses. There has been no impairment as at 31 December 2023 and 2022.

	2023 $m	2022 $m
Carrying value at 1 Jan	890	907
Exchange differences	6	(17)
Carrying value at 31 Dec	896	890

Impairment testing

Goodwill does not generate cash flows independently of other groups of assets and thus is assigned to CGUs for the purposes of impairment testing. These CGUs are based upon how management monitors the business and represent the lowest level to which goodwill can be allocated on a reasonable basis. Of the carrying value at 31 December 2023, $449 million (31 December 2022: $445 million) relates to asset management business in Thailand and $238 million (31 December 2022: $234 million) relates to the acquisition of UOB Life in Singapore. Other goodwill amounts are allocated across CGUs, which are not individually material.

Goodwill is tested for impairment by comparing the CGU’s carrying amount, including any goodwill, with its recoverable amount. The Group’s methodology of assessing whether goodwill may be impaired for acquired life and asset management operations is discussed below.

For acquired life businesses, the Group routinely compares the aggregate of net asset value and acquired goodwill on an IFRS basis of the acquired life business with the value of the current in-force business as determined using the EEV methodology. Any excess of IFRS value over EEV carrying value is then compared with EEV basis value of current and projected future new business to determine whether there is any indication that the goodwill in the IFRS statement of financial position may be impaired. The methodology and assumptions underpinning the Group’s EEV basis of reporting are included in the EEV basis supplementary information in this Annual Report.

The goodwill in respect of asset management businesses comprises mainly the goodwill arising from the acquisition of Thanachart Fund Management Co., Ltd in 2019 and TMB Asset Management Co., Ltd in Thailand in 2018. The two acquired entities were merged as Eastspring Asset Management (Thailand) Co., Ltd in 2022. The goodwill impairment testing for these businesses is prepared as a single CGU reflecting that these businesses are managed together. The recoverable amount has been determined by calculating the value in use of the combined business calculated using a discounted cash flow valuation.

For the combined Thailand asset management business, the valuation is based on a number of key assumptions as follows:

–	Cash flow projections based on the latest five-year business plan or forecast;
–	A constant growth rate of 3.5 per cent (2022: 3.5 per cent) on forecast cash flows beyond the terminal year of the cash flow projection period;
–	The risk discount rate applied in accordance with the nature of the businesses. The pre-tax discount rate applied is 9.0 per cent (31 December 2022: 9.0 per cent); and
–	The continuation of asset management contracts on similar terms.

The key assumptions used in the impairment testing, including the cash flow projections, are subject to fluctuations in the external market and economic conditions. No material impairment is expected to occur if a reasonably possible change is made to each of the individual key assumptions, which the Group has taken to be a 10 per cent fall in cashflow projections, a 1 per cent fall in the growth rate or a 1 per cent increase in the discount rate. A more significant fall or a combination of effects could have a larger impact on the recoverable value and so there are circumstances where an impairment could occur.

C4.2  Other intangible assets

Intangible assets acquired on the purchase of a subsidiary or portfolio of contracts are measured at fair value on acquisition. Other intangible assets, such as distribution rights and software, are valued initially at the price paid to acquire or cost to develop them and are subsequently carried at cost less amortisation and any accumulated impairment losses. For intangibles other than goodwill, amortisation follows the pattern in which the future economic benefits are expected to be consumed. If the pattern cannot be determined reliably, a straight-line method is applied. For software, the amortisation generally represents the licence period of the software acquired. Amortisation of intangible assets is charged to the Consolidated income statement and allocated between attributable and non-attributable expenses for the Group's insurance entities as shown in note B2. Impairment testing is conducted when there is an indication that the intangible asset may be impaired.

	2023 $m			2022 $m

	Distribution	Other		Distribution	Other
	rights	intangibles	Total	rights	intangibles	Total
	note (i)	note (ii)		note (i)	note (ii)
Balance at 1 Jan
Cost	5,176	489	5,665	5,037	425	5,462
Accumulated amortisation	(1,546)	(235)	(1,781)	(1,255)	(192)	(1,447)
	3,630	254	3,884	3,782	233	4,015
Additions	415	83	498	206	83	289
Amortisation charge	(330)	(49)	(379)	(301)	(48)	(349)
Disposals and transfers	—	(6)	(6)	—	(6)	(6)
Exchange differences and other movements	(6)	(5)	(11)	(57)	(8)	(65)
Balance at 31 Dec	3,709	277	3,986	3,630	254	3,884
Comprising:
Cost	5,585	537	6,122	5,176	489	5,665
Accumulated amortisation	(1,876)	(260)	(2,136)	(1,546)	(235)	(1,781)

Notes

(i)

Distribution rights relate to amounts that have been paid or have become unconditionally due for payment as a result of past events in respect of the bancassurance partnership arrangements for the bank distribution of Prudential’s insurance products for a fixed period of time. The distribution rights amounts are amortised on a basis to reflect the pattern in which the future economic benefits are expected to be consumed by reference to new business production levels.

(ii)	Included within other intangibles are software and licence fees.